   As filed with the Securities and Exchange Commission on October 6, 1999


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  ___________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               HEALTHCENTRAL.COM
            (Exact name of registrant as specified in its charter)

Delaware                                               94-3250851
(State of incorporation or organization)               (IRS Employer
                                                       Identification No.)

6001 Shellmound Street, Suite 800, Emeryville, CA      94608
(Address of principal executive offices)               (Zip Code)


     If this form relates to the         If this form relates to the
     registration of a class of          registration of a class of securities
     securities pursuant to Section      pursuant to Section 12(g) of the
     12(b)of the Exchange Act and is     Exchange Act and is effective pursuant
     effective pursuant to General       to General Instruction A.(d), check
     Instruction A.(c), check the        the following box. [X]
     following box. [_]

 Securities Act registration statement file number to which this form relates:
                                   333-88019

       Securities to be registered pursuant to Section 12(b) of the Act:


          Title of each class               Name of each exchange on which
          to be so registered               each class is to be registered
          -------------------               ------------------------------

                 None                                   None


       Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, par value $0.001
                   ------------------------------------------------
                                (Title of Class)

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Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-88019) (the "Form S-1 Registration Statement").
                                        -------------------------------

Item 2.   Exhibits
          --------

               The following exhibits are filed as a part of this Registration
               Statement:

               1. Second Amended and Restated Articles of Incorporation of the Registrant (current) -- incorporated herein by reference to
                    Exhibit 3.1 to the Form S-1 Registration Statement.

               2. Amended and Restated Certificate of Incorporation of the Registrant (as proposed for reincorporation in Delaware) -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

               3. Amended and Restated Certificate of Incorporation of the Registrant (as proposed for public company) -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

               4. Bylaws of the Registrant, as amended -- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

               5. Amended and Restated Bylaws of the Registrant -- incorporated herein by reference to Exhibit 3.5 to the Form S-1 Registration Statement.

               6.* Specimen Stock Certificate -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

               7. First Amended and Restated Investors' Rights Agreement dated August 27, 1999 between the Registrant and certain investors -- incorporated herein by reference to Exhibit 10.1 to the Form S-1 Registration Statement.

*  To be filed by amendment.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 6, 1999              HEALTHCENTRAL.COM

                                   By: /s/ C. Fred Toney
                                       -----------------------------------------
                                           C. Fred Toney, Senior Vice President
                                           and Chief Financial Officer

                                      -3-
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                               INDEX TO EXHIBITS


  Exhibit No.                        Description
  ----------                         -----------

     1. Second Amended and Restated Articles of Incorporation of the Registrant (current) -- incorporated herein by reference to
                Exhibit 3.1 to the Form S-1 Registration Statement.

     2. Amended and Restated Certificate of Incorporation of the Registrant (as proposed for reincorporation in Delaware) -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

     3. Amended and Restated Certificate of Incorporation of the Registrant (as proposed for public company) -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

     4. Bylaws of the Registrant, as amended -- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

     5. Amended and Restated Bylaws of the Registrant -- incorporated herein by reference to Exhibit 3.5 to the Form S-1 Registration Statement.

     6.* Specimen Stock Certificate -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

     7. First Amended and Restated Investors' Rights Agreement dated August 27, 1999 between the Registrant and certain investors -- incorporated herein by reference to Exhibit 10.1 to the Form S-1 Registration Statement.

* To be filed by amendment.

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